                                                                Exhibit 99.5


                               Copy of Form of
                       Management and Leasing Agreement
                           dated September 30, 1996
                                   between
              __________________________________________________
                                     and
             First Union Management, Inc., a Delaware corporation
                    for each of the following properties:



Alexandria Mall, Alexandria, Louisiana
Brazos Mall, Lake Jackson, Texas
Killeen Mall, Killeen, Texas
Mesilla Valley Mall, Las Cruces, New Mexico
Park Plaza, Little Rock, Arkansas
Shawnee Mall, Shawnee, Oklahoma
Villa Linda Mall, Santa Fe, New Mexico
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                        MANAGEMENT AND LEASING AGREEMENT
                        --------------------------------

     THIS MANAGEMENT AND LEASING AGREEMENT is made as of September 30, 1996 by and between SOUTHWEST SHOPPING CENTERS CO. II, L.L.C., a Delaware limited liability company ("OWNER"), and FIRST UNION MANAGEMENT, INC., a Delaware corporation ("MANAGER").

                                    RECITALS
                                    --------

     A. Owner holds title to an approximately ____________ square foot shopping center known as ____________, located at ____________________________, ________
and legally described on EXHIBIT A attached hereto (the "PROPERTY").

     B. Owner wishes to provide for the management, leasing and operation of the Property and Manager is willing to perform such services as an independent contractor for Owner, all pursuant to the terms of this Agreement.

     NOW, THEREFORE, incorporating the Recitals as set forth above, and in consideration of the mutual covenants herein contained, Owner and Manager hereby agree as follows:

                                   ARTICLE 1
                          AGREEMENT TO MANAGE AND TERM
                          ----------------------------

     1.1 AGREEMENT TO MANAGE. Owner hereby appoints Manager, an independent contractor, as the sole and exclusive property manager and leasing agent for the Property upon the terms hereinafter set forth. Manager hereby accepts such appointment and agrees to furnish the services provided in this Agreement.

     1.2 TERM. This Agreement shall commence on the date hereof, shall have an initial term of one (1) year from the date hereof and shall be automatically renewed for additional one (1) year terms until the earlier to occur of (i) the termination of this Agreement as provided herein or (ii) the date that is the seventh anniversary of the date hereof.

     1.3 TERMINATION BY EITHER PARTY. Either party has the right at any time by giving five (5) days' notice to the other party to terminate this Agreement upon the occurrence of any of the following "Events of Default":

          (a) If the other party shall fail to make any payment which it is obligated to make pursuant to the terms of this Agreement and such failure shall continue for a period of five (5) days after notice thereof to the defaulting party;

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          (b) If the other party shall fail to keep, observe or perform any material covenant, agreement, term or provision of this Agreement, other than an obligation to pay money, to be kept, observed or performed by such other party, and such failure shall continue for a period of thirty (30) days after notice thereof to the defaulting party; provided, however, that if such default is curable but cannot be cured with reasonable diligence in said 30-day period and the applicable party shall have commenced such cure within said 30-day period and is diligently proceeding to complete such cure, such 30-day period shall be extended during the period of such diligent cure but not longer than one hundred eighty (180) days after the expiration of the initial thirty (30) day period, unless further extended by the non-defaulting party;

          (c) If the other party shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of such party or of all or a substantial part of its assets, (ii) file a voluntary petition in bankruptcy, or admit in writing its inability to pay its debt as they come due, (iii) make a general assignment for the benefit of creditors, or (iv) file a petition or an answer seeking reorganization or agreement with creditors or take advantage of any insolvency law, or file an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding;

          (d) If the other party shall have an order, judgment or decree entered against it by any court of competent jurisdiction, on the application of a creditor, adjudicating such party a bankrupt or insolvent or approving a petition seeking reorganization of such party or appointing a receiver, trustee or liquidator of such party or of all or a substantial part of its assets, and such order, judgment or decree shall continue unstayed and in effect for a period of ninety (90) consecutive days.

     1.4 AUTOMATIC TERMINATION. This Agreement shall automatically terminate upon the occurrence of any of the following conditions:

          (a) The Property is sold to a party that is not an affiliate of First Union (defined below);

          (b) If GMAC or the Senior Preferred Holder (each as defined below), individually or collectively, exercises its or their right to acquire all of the interests in Owner pursuant to Section 19 of that certain Limited Liability Company Agreement of Southwest Shopping Centers Co. I, L.L.C., dated as of September _, 1996, by and among GMAC Commercial Equity Investments, Inc. ("GMAC") CFSC Capital Corp. XXXI ("CARGILL") and First Union Southwest L.L.C. ("FIRST UNION"), then upon six months' notice from GMAC to Manager after consummation of such acquisition, this Agreement shall terminate on the date specified in such notice; or

          (c) Subject to the consent of the Lender (as defined below), upon written notice from the Owner at any time that an Event of Default shall be continuing under the Acquisition Loan Documents (as defined in the below).


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

          (d) First SW II, L.L.C. resigns as "Manager" pursuant to Section 14(c) of that certain Limited Liability Company Agreement of Southwest Shopping Centers Co. II, L.L.C., dated as of September __, 1996 between Southwest Shopping Centers Co. I, L.L.C. and First SW II, L.L.C. (the "Operating Agreement").

          (e) First SW II, L.L.C. is removed as "Manager" pursuant to Section 14(d) of the Operating Agreement.

As used herein, the term Senior Preferred Holder shall mean the holder from time to time of the Senior Preferred Capital (as defined in the Operating Agreement).

     1.5 TERMINATION BY LENDER. The holder of any mortgage lien against the Property, including, without limitation, the holder of the Acquisition Loan Documents (the "Lender") shall have the right to terminate this Agreement upon thirty (30) days notice to Manager and without penalty or premium (i) upon the appointment of a receiver, (ii) if it, or its successors or assigns, shall succeed to the interest of the Owner in the Property by reason of foreclosure of such mortgage or a deed-in-lieu thereof or (iii) in accordance with the provisions of Section 3.13(c) of the Mortgage and Security Agreement of even date herewith granted by First Owner to Lender, encumbering the Property and more fully described on Exhibit B hereto.

     1.6 EFFECT OF EXPIRATION OR TERMINATION. (a) Any expiration or termination of this Agreement shall in no way affect or impair any rights or obligations which have accrued to either party hereto for the period ending on or prior to the earlier to occur of such expiration or termination; provided, however, that no such expiration or termination shall impair the rights of Manager to receive payments provided for in SECTION 1.7 or ARTICLE 4 hereof. Immediately upon the expiration or termination of this Agreement, Manager shall deliver to Owner all funds, including tenant security deposits, tenant correspondence, property files, vendor invoices and books and records of Owner related to the Property then in possession or control of Manager. Within sixty (60) days following expiration or termination of this Agreement, Manager shall deliver to Owner a final accounting concerning the operations of the Property through the date of expiration or termination.

          (b) EFFECT ON TEMPLE AGREEMENT. Manager has assumed the obligations of manager under a certain property management agreement relating to management and leasing of the Temple Mall in Temple, Texas (the "Temple Agreement"). The Temple Agreement provides, among other things, that the manager thereunder may resign upon 30 days notice. Notwithstanding any other provision of this Agreement or the Temple Agreement, Manager agrees that it shall be deemed to have given such notice under the Temple Agreement in the event that Manager shall be terminated pursuant to Section 1.4 or Section 1.5 of this Agreement and shall, nevertheless, promptly give such notice to the other party to the Temple Agreement. The foregoing covenant may be enforced directly by GMAC or Cargill, and their respective successors and assigns under the applicable operating agreement.

     1.7 PENDING MATTERS. Within fifteen (15) days after the expiration or termination of this Agreement, Manager shall submit to Owner a pending matters list (the "PENDING MATTERS

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LIST") setting forth in reasonable detail all leasing transactions that were in the course of active negotiation at the time of such expiration or termination. In the event any leasing transaction appearing on said Pending Matters List is consummated (as evidenced by the execution and delivery of a Lease executed and delivered by the tenant and Owner) within twelve (12) months after the cancellation or termination of this Agreement, then such transaction shall be deemed a transaction consummated during the term hereof, and Owner shall pay a Commission (such commission, a "POST-TERMINATION COMMISSION") to Manager for such transaction in accordance with the applicable provisions and conditions of this Agreement. The provisions of this SECTION shall survive the expiration or termination of this Agreement.

                             ARTICLE 2: MANAGEMENT
                             ---------------------

     2.1 GENERAL. Subject to the availability of funds in the Operating Account (defined below), Manager shall manage and operate the Property in a manner consistent with the management and operation of comparable regional malls in the same market or similar market as the Property, shall provide such services as are customarily provided by a manager of regional malls of comparable class and standing in the same market or similar market as the Property, and shall consult with Owner and keep Owner advised as to all material or extraordinary matters and decisions affecting the Property. Without limiting the foregoing, Manager shall timely prepare and deliver to Owner such accounting and operations reports in the manner required hereunder and maintain businesslike relations with tenants of the Property whose service requests shall be received, considered and recorded in systematic fashion in order to show the action taken with respect to each request. Complaints of a serious nature shall be promptly reported to Owner and, after thorough investigation, Manager shall timely report to Owner with appropriate recommendations for addressing such complaints.

     2.2 BUDGETS.

     (a) BUDGET APPROVAL PROCESS. Manager shall submit by November 15th of each year during the term hereof an estimated budget detailing all projected revenues and expenses for the operation of the Property during the next calendar year. Manager shall prepare such budget in the form and with such detail as reasonably required by Owner. Owner shall, within thirty (30) days after receipt of such budget, notify Manager of its approval or disapproval of such budget. Owner's failure to timely respond shall be deemed Owner's approval of such budget. In the event Owner disapproves of any proposed budget, Manager shall make all revisions thereto which Owner shall direct. Manager shall promptly resubmit the revised proposed budget to Owner for approval and upon such approval, or deemed approval as provided above, such budget shall be the "APPROVED BUDGET" for such calendar year. Until a proposed budget is approved, Manager shall continue to operate the Property pursuant to the Approved Budget for the prior calendar year except for increased expenses relating to taxes, insurance, then existing financing and utilities which shall be paid on a current basis.

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     Manager agrees that it shall, to the extent that it is so informed of any requirements, comply with any budget preparation requirements agreed upon between the members of Owner pursuant to the terms of Owner's formation documents.

     (b) PAYMENT OF BUDGETED EXPENSES. Manager shall have the right to withdraw funds from the Operating Account in order to pay all Property expenses then due and in accordance with the Approved Budget. Manager shall also have the right to pay those Property expenses that vary from the Approved Budget without first obtaining Owner's consent, so long as such variances (the "PERMITTED VARIANCE RANGE") do not exceed, on an expense category subtotal line basis ten percent (10%) of the applicable subtotal line value in the Approved Budget, and all variances, whether permitted or approved do not in the aggregate exceed 10%. (By way of illustration, see Exhibit G. In Exhibit G. "Total HVAC" is an expense category subtotal, made up of lines 5220, 5270 and 5280). Excluded from the variance restrictions in the immediately preceding sentence are those variances (collectively, the "VARIANCE EXCLUSIONS") which are created because of the timing of their payment during the year, utility expenses, general real estate taxes, insurance premiums, financing costs and emergency expenses which Owner authorizes Manager to pay on a current basis.

     2.3 REIMBURSABLE AND NONREIMBURSABLE COSTS. All costs incurred by Manager in the performance of its duties under this Agreement that are in accordance with the Approved Budget, within the Permitted Variance Range or are Variance Exclusions shall be reimbursed by Owner to the extent not reimbursed out of the Operating Account. The following costs, however, shall not be reimbursable by Owner to Manager:

          (a) salaries and payroll expenses of Manager's executives, personnel, and employees of Manager above the level of Regional Manager, other than those typically charged in whole or in part to tenants through common area maintenance or other passthroughs;

          (b) Manager's off-site overhead and general administrative expenses, except long distance telephone, fax, overnight delivery, courier, registered mail, copying, entertainment (subject to Owner's prior approval in each instance), uniforms, and twoway radios, where such charges are directly related to the operation of the Property;

          (c) costs of Manager's principal and branch offices;

          (d) any costs incurred by Manager as a result of Manager's Event of Default hereunder, Manager's gross negligence or Manager's willful misconduct; and

          (e) any costs incurred by Manager in the performance of its duties hereunder that are not (i) approved by Owner, or (ii) in accordance with the Approved Budget, or (iii) within the Permitted Variance Range, or (iv) a Variance Exclusion or (v) incurred by Manager in the performance of its obligations under SECTION 2.7 hereof, or (vi) expressly provided for in this Agreement.

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     2.4 EMPLOYMENT AND SUPERVISION OF PERSONNEL. Manager shall retain qualified outside vendors or employ and supervise all personnel required for the management and leasing of the Property, as well as the maintenance of the necessary books and records in connection therewith, including management for on-site supervision, operation and security of the Property. All such employees shall be employees of the Manager, shall be on Manager's payroll, shall be under the control of the Manager and shall not be employees of Owner. Manager will, in the hiring and retention of such employees, use reasonable care to select qualified, competent and trustworthy employees. Manager shall procure and maintain, at Owner's sole expense, worker's compensation insurance and employer's liability insurance covering all employees working on or about the Property and, to the extent reasonably required in writing by Owner and at Manager's expense, fidelity bonds covering all employees who handle funds of Owner.

     2.5 CONTRACTS AND SUPPLIES. Manager shall, at Owner's expense, enter into contracts on behalf of Owner for the furnishing to the Property of required utility services, and shall arrange for appropriate heating and air-conditioning services and other janitorial, maintenance, pest control, and any other services and concessions which are reasonably required in connection with the maintenance and operation of the Property through such contracts or its employees. Owner's prior approval shall be required for any contracts (a) that have a term in excess of one (1) year and that are not terminable on sixty (60) days notice or less or (b) that are with affiliates of Manager and that are on terms in excess of those that would have been obtained in a bona fide arms-length negotiation. Manager shall provide Owner with prior written notice before it enters into any agreement with an affiliate of Manager pursuant to clause (b) of the immediately preceding sentence. Manager shall also place purchase orders for cleaning and maintenance supplies, goods and other personal property as are reasonably necessary to properly maintain the Property. All such contracts and orders shall be for amounts in accordance with the Approved Budget, the Permitted Variance Range and the Variance Exclusions. When taking bids or issuing purchase orders, Manager shall use all reasonable efforts to secure for and credit to Owner, any discounts, commissions or rebates obtainable as a result of such purchases or services.

     2.6 ALTERATIONS, REPAIRS AND MAINTENANCE. Manager shall, at Owner's sole expense, ensure that the Property's physical facilities, personal property and grounds are at all times well maintained and kept in good order and repair and in a proper state of cleanliness. Manager shall, on behalf of Owner and at Owner's expense, make or contract for all repairs, alterations, decorations, or replacements which shall be reasonably required to preserve, maintain and keep the Property in similar condition to that of the Property at the commencement of this Agreement (ordinary wear and tear excepted). Manager shall not make or contract for any repair or improvement in or to the Property without Owner's prior written approval if the cost would exceed the year to date allocation for the applicable line items for such repairs set forth in the Approved Budget plus the Permitted Variance Range, unless the same is immediately required by law, is necessary without delay in order to protect the Property or any person, is a Variance Exclusion or is made under other circumstances which Manager reasonably deems to be an emergency.

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     2.7 COMPLIANCE WITH LAWS.

          (a) Subject to the availability of funds in the Approved Budget or otherwise made available by Owner, Manager shall use commercially reasonably efforts to cause the Property to be in full compliance with all applicable federal, state, and municipal laws, ordinances, regulations and orders relating to the use, operation, repair and maintenance of the Property and with the rules, regulations or orders of the local Board of Fire Underwriters or other similar body, if any. Manager shall give prompt notice to Owner of any violation or notice of alleged violation of any laws, ordinances, regulations, rules and orders that comes to its attention. Subject to the availability of funds in the Approved Budget or otherwise made available by Owner and provided Owner has not notified Manager that it intends to contest any violation, Manager shall promptly remedy any violation of any such federal, state and municipal law, ordinance, rule, regulation or order which comes to its attention. Owner and Manager agree to cooperate with each other to cause the Property to be operated at all times in compliance with all applicable federal, state and municipal laws, ordinances and regulations and shall not knowingly, directly or indirectly, suffer, permit or make any use of the Property which is prohibited by any such laws, ordinances and regulations. Owner hereby indemnifies and agrees to defend and hold Manager and its partners, officers, employees and agents harmless from any Losses (defined below) by virtue of the Property's noncompliance with federal, state or municipal laws, ordinances or regulations or its use prohibited thereby, to the extent not caused by the gross negligence or willful misconduct of Manager.

          (b) The Property is currently subject to the agreements, covenants, conditions and restrictions contained in those certain deeds, mortgages, easements, and ordinances listed in EXHIBIT B attached hereto as well as to all existing leases (as the same may be amended from time to time, the "AGREEMENTS"). Manager shall use commercially reasonable efforts to fully perform all of the obligations and duties on the part of Owner to be performed under the Agreements and all other agreements binding against the Property of which Owner makes Manager aware, provided, that Manager shall not be required to make any payment or incur any liability on account thereof and provided, further, that with respect to any such agreements, amendments or other documents entered into after the date hereof, such documents shall not materially increase Manager's obligations hereunder without Owner first obtaining Manager's prior consent.

     2.8 COLLECTION OF RENT. Manager shall exercise commercially reasonable efforts to collect all rents and other sums and charges due from tenants, subtenants, licensees and concessionaires of the Property. However, Manager shall not terminate any lease, lock out a tenant, institute suit for rent or for use and occupancy, or institute proceedings for recovery of possession, without in each case first obtaining the prior written approval of Owner which approval may not be unreasonably withheld, and shall be deemed received if Owner does not respond within five (5) business days. In connection with such suits or proceedings only legal counsel designated by Owner shall be retained, and all such suits or proceedings shall be brought

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in the name of Owner, at Owner's expense, and (except to the extent Owner directs otherwise) shall be handled in such manner as Manager elects.

     2.9 INVENTORY. Manager shall maintain a current inventory of all equipment supplies, furnishings, furniture and all other items of personal property now or hereafter owned by Owner and located upon or used in the operation of the Property. Within ten (10) days after written request by Owner, Manager shall provide Owner with a copy of such inventory list.

     2.10 SIGNS. Manager may place one or more signs on or about the Property stating, among other things, that Manager is the exclusive management and leasing agent for the Property. All such signs and locations thereof shall be subject to Owner's prior reasonable approval.

     2.11 ADDITIONAL SERVICES. If Owner requests Manager to perform services which are not specifically provided for in this Agreement (including without limitation, the supervision of tenant improvements or the supervision of capital repairs or replacements), Manager shall be compensated for such services on an hourly basis or on a negotiated fee basis consistent with market terms for such service in the market in which the Property is located.

     2.12 ADVANCES. Manager shall not be obligated to make any advance to or for the account of Owner or to pay any sum except out of funds held or provided as set forth in this Agreement. Manager shall not be obligated to incur any liability or obligation for the account of Owner without assurance that the necessary fund for the discharge thereof will be promptly provided.

     2.13 OWNER'S SEPARATE LEGAL EXISTENCE. Manager shall act, as appropriate, in a manner that identifies and recognizes the separate legal existence of Owner.

                           ARTICLE 3: MANAGEMENT FEE
                           -------------------------

     3.1 MANAGEMENT FEE. As consideration for the performance by Manager of all of its property management duties under this Agreement, Owner agrees to pay to Manager a property management fee (the "MANAGEMENT FEE") equal to four percent (4%) of Gross Receipts (defined below). The Management Fee shall be paid in arrears on a monthly basis, not later than the tenth (1Oth) day of the month following the month for which such fee is earned. "GROSS RECEIPTS" means all revenues of every kind and nature derived from the operation of the Property during a month determined on a cash basis, including, without limitation, (i) rent, (ii) rent adjustments, (iii) utility charges, (iv) parking charges, (v) service charges, (vi) forfeited security deposits and other forfeited tenant deposits, (vii) proceeds of rent interruption insurance and (viii) tenant reimbursements for operating expenses, taxes and insurance. Gross Receipts shall not include: (i) non-forfeited security deposits and other non-forfeited refundable deposits; (ii) interest on bank accounts for the operation of the Property; (iii) proceeds from the sale or refinancing of any part of the Property; (iv) insurance proceeds or dividends received from any insurance policies pertaining to physical loss or damage to the Property or any part thereof (but

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not proceeds of rent interruption insurance which are included as provided above); (v) condemnation awards or payments received in lieu of condemnation of the Property or any part thereof; and (vi) any trade discounts and rebates received in connection with the purchase of personal property.

     3.2 PAYMENT OF MANAGEMENT FEE AND LEASING COMMISSION. Provided that no Event of Default is then existing with respect to Manager, Manager shall be entitled to pay itself from the Operating Account the monthly Management Fee then due as well as any Commission then due hereunder. Upon the cure of such Event of Default, Manager shall be entitled to deduct any past Management Fee or Commission which was not paid by virtue of the immediately preceding sentence.

                               ARTICLE 4: LEASING
                               ------------------

     4.1 LEASING. Owner hereby designates Manager as its exclusive broker for leasing of space in the Property and agrees that it shall refer all inquiries for leases and renewals to Manager and Manager shall negotiate all such leases, subleases, renewals, licenses and agreements (collectively, "LEASES"). Manager shall make every reasonable effort to obtain and keep desirable tenants for the Property. Manager shall, so far as reasonably possible, procure financial references for prospective tenants, investigate such references, and use its best judgment in the selection of prospective tenants. Manager agrees to perform whatever reasonable service may be required in connection with the negotiation of Leases or renewals, extensions, modifications, or cancellations thereof.

     4.2 EXECUTION OF LEASES. All Leases are to be prepared by Manager in accordance with the leasing guidelines set forth in any loan document constituting an Agreement as well as any further guidelines established by Owner, unless Owner shall otherwise consent in writing. The initial leasing guidelines required by Owner are attached hereto as EXHIBIT C. Manager is authorized to enter into and execute on Owner's behalf Leases for space in the Property in accordance with the terms hereof and, except as otherwise directed by Owner in a particular case, all Leases shall be in the Owner's name but executed by Manager as managing agent for Owner.

     4.3 LEASE FORMS. All Leases entered into after the date hereof (but not the renewal, extension, expansion, amendment, modification or supplement of any Leases existing as of the date hereof) shall be on the form approved by Owner unless Owner shall otherwise consent in writing; provided, however, that Manager shall have the right (i) to use the form required by any national or regional tenant if reasonably necessary to conclude the transaction and is customary in the market and (ii) to make any modifications from the form approved by Owner to the extent such changes are reasonably necessary to conclude the transaction and are customary in the market, so long as such modifications, do not significantly affect Owner's material rights and obligations under the Lease and conform in all material respects to the


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leasing guidelines approved by Owner. Owner hereby approves the forms of lease and license agreements attached hereto as EXHIBIT D and EXHIBIT E, respectively.

     4.4 ADVERTISING. Manager shall coordinate all advertising, promotions and marketing affecting the Property. All such advertising and marketing shall be prepared by Manager in accordance with the Approved Budget, the Permitted Variance Range or the Variance Exclusions. From time to time upon Manager's request and to the extent funds are unavailable in the Operating Account, Owner shall remit to Manager Owner's contribution to merchants' association, promotional or marketing fund as required under the Leases. Any advertising or promotional materials for the Property that utilizes the name "General Motors" or "GMAC" or any variant thereof shall be subject to the prior approval of GMAC.

     4.5 LEASING EXPENSES. Owner shall reimburse Manager for all reasonable out-of-pocket expenses of Manager, if any, directly related to negotiating Leases for space in the Property, including, without limitation, all reasonable attorneys' fees and expenses, costs of postage, telephone, mailings, presentations, reports, renting plans, descriptive brochures and other leasing materials.

     4.6 LEASING COMMISSIONS.

          (a) INITIAL LEASES AND RENEWALS AND EXTENSIONS.

               (i) During the term of this Agreement, and thereafter as herein provided, Owner shall pay Manager a commission (a "COMMISSION") with respect to each Lease of all or any portion of the Property equal to
          (1) four and one-half percent (4.5%) of the entire Base Rent (hereinafter defined) payable over the term (exclusive of any period covered by any un-exercised renewal or extension option) for any Lease entered into during the term of this Agreement or any Lease entered into after the termination or expiration of this Agreement if such post termination or expiration Lease is entered into pursuant to the terms of SECTION 1.7 hereof and (2) in the case of negotiated renewal or extension (as opposed to a renewal or extension by the applicable lessee pursuant to the its exercise of a renewal or extension option granted in the applicable Lease that does not require the negotiation of the terms of such renewal or extension option), three percent (3%) of the entire Base Rent payable over the period covered by the renewed or extended term (exclusive of any period covered by any un-exercised renewal or extension option) of any Lease existing as of the date hereof or any Lease entered into during the term of this Agreement or any Lease entered into after the termination or expiration of this Agreement if such post termination or expiration Lease is entered into pursuant to the terms of SECTION 1.7 hereof, all whether such renewal or extension occurs during the term hereof, during the period described in SECTION 1.7 hereof or thereafter, each to the extent such Lease under this clause (2) contains an option of extension or renewal. Commissions

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          shall be paid at the times and in the manner set forth in SECTION
          4.6(b) or (c) hereof.

               (ii) The term "BASE RENT", when used herein, shall be defined to mean the entire rent or consideration payable by a tenant under any applicable Lease during the initial term of such Lease, including fixed and specified increases in such rent or consideration, less: (1) all credits and payments allowed or made to or for the benefit of such tenant other than for construction of its space, specifically provided for in any applicable Lease, including, but not limited to: (A) Commissions paid to brokers unaffiliated with Owner in connection with the applicable Lease; (B) rent abatements; (C) "take-over" payments with respect to space formerly occupied by such tenant; and (D) rent payable under the Lease which is attributable to operating costs, insurance expenses, real estate taxes or the consumer price index or another inflationary index; (2) late payment charges; (3) percentage rentals; (4) security deposits; (5) extra services or supplies furnished or constructed by or for the Owner and reimbursed to the Owner by such tenant by way of additional rental or other payment pursuant to a Lease or separate agreement; (6) rent allocated to payment for gas, water, electricity, telephone service, heat, air conditioning or any equipment associated therewith except to the extent that payment of any such items is covered in the initial expense stop stipulated in a Lease; (7) moving allowances; and (8) rental payments upon a continuation of tenancy on a statutory or month-to-month basis. The aforesaid deductions shall be allocated over the entire term of any such Lease and shall not include any extension or renewal term.

          (b) PAYMENT OF COMMISSION FOR RENEWALS AND EXTENSIONS.

               (i) If a Lease gives the tenant an option of renewal or extension and in the event the tenant exercises any option of renewal or extension during the term of the Lease or any extension or renewal thereof, a Commission for such renewal or extension calculated pursuant to SECTION 4.6(a) will be paid by the Owner to Manager based upon the extended or additional period.

               (ii) Any such Commissions shall be due and payable in full within thirty (30) days of the commencement of any renewal or extension term. For any exercise of Lease extension or renewal after expiration or termination of this Agreement, the Owner shall promptly notify the Manager in writing of such exercise and the terms thereof. The Owner's obligation to pay such Commission for such Leases shall survive the expiration or termination of this Agreement.

          (c) PAYMENT OF COMMISSIONS FOR INITIAL LEASES.

               (i) All Commissions due to Manager and to any cooperating broker pursuant to this Agreement shall, except as provided in SECTION 4.6(b) hereof, be payable on the following terms: (1) one half (1/2) of the Commission shall be paid within thirty (30) days after execution by any tenant which is binding upon such tenant (and acceptance by Owner, if not within pre-approved guidelines); and (2) the balance of the Commission shall be paid within thirty (30) days after the last to occur of (i) any such tenant has taken possession of the demised premises, (ii) if rent is payable in the first (1st) month, commenced paying rent, (iii) any security then required by the Lease is deposited or delivered to Owner, (iv) the term of the Lease has commenced and (v) any consents or subordination, non-disturbance and attornment agreements then required by the Lease have been given or delivered by the tenant to the appropriate parties.

               (ii) In the event that a tenant defaults under a Lease for which Manager is entitled to the balance of its Commission, Owner shall have no duty to enforce such Lease in order to preserve such Commission. In the event that a tenant defaults under a Lease for which Manager is entitled to a Commission prior to the time all of the Commission is payable pursuant to the foregoing, then all previously paid portions of such Commission may be retained by Manager but Manager shall not be entitled to any portion of the Commission not yet paid unless such default is cured.

               (iii) In the event that a tenant has the right during the initial stated term under a Lease to terminate the Lease for reasons other than the Owner's default, a Commission shall be computed and paid in accordance with this Agreement based on the Base Rent allocable to the period of time, if any, as to which such tenant has no such rights to terminate the Lease. In the event the Lease is not terminated during the initial stated term by the tenant, Owner shall pay (at the time said right to terminate expires or is waived, whichever is sooner) any unpaid balance of the Commission otherwise due.

          (d) COOPERATING BROKERS. Manager agrees to actively solicit the cooperation of other real estate brokers in finding tenants for space in the Property. In the event a cooperating broker is involved in securing a tenant, the Owner shall pay a total Commission equal to one hundred fifty percent (150%) of the Commission provided for in the provisions of CLAUSES
     (a) and (c) of this SECTION 4.6. Manager shall be responsible for negotiating an acceptable sharing of the total Commission with the cooperating broker. In no event shall Manager receive more than 100% of the Commission provided for in the provisions of CLAUSES (a) through (c) of this SECTION 4.6.

          (e) CONSTRUCTION MANAGEMENT FEE. Owner agrees that if Manager shall be responsible for coordinating the build-out of any tenant space, Manager shall be entitled to a construction management fee equal to ten percent (10%) of the hard costs of such construction, not to exceed $75,000.00 in any one instance.

                            ARTICLE 5: PROCEDURE FOR
                    HANDLING RECEIPTS AND OPERATING CAPITAL
                    ---------------------------------------

     Subject to the terms and conditions of the Operating Agreement and the Acquisition Loan Documents, all funds relating to the management and operation of the Property shall be administered as follows:

     5.1 RECEIPTS. All monies received by Manager for or on behalf of Owner in connection with the operation and management of the Property shall, within one
(1) business day after receipt, be deposited by Manager in an operating account (the "Operating Account") established in Owner's name at such bank as directed by Owner. [As of the date hereof, the Owner owns six other regional malls (herein, such regional malls, together with other properties acquired in substitution or replacement thereof, are called the "OTHER PROPERTIES")that are subject to separate management and leasing agreements with Manager, each of which agreements are in substantially the same form as this Agreement (collectively, the "OTHER MANAGEMENT AGREEMENTS"). The Owner agrees that the Manager may establish one Operating Account for the monies received by Manager for or on behalf of Owner in connection with the operation and management of the Property and some or all of the Other Properties in satisfaction of the requirements of SECTION 5.1 of this Agreement and the applicable Other Management Agreements.

     5.2 DISBURSEMENTS. Owner shall deposit and maintain sufficient funds in the Operating Account, and Manager shall withdraw and pay from Operating Account, such amounts at such times as the same are required in connection with the management and operation of the Property in accordance with the Approved Budget and the provisions of this Agreement. Manager shall remit to Owner on or after the twentieth (20th) day of each month during the term hereof, all funds in the Operating Account except those necessary to pay additional obligations with respect to this Property and the applicable Other Properties anticipated to come due prior to the receipt of additional rentals.

     5.3 AUTHORIZED SIGNATORIES. Certain designated officers and employees of Manager, approved by Owner, shall be authorized signatories on the Operating Account and shall have authority to make withdrawals from the Operating Account in accordance with the terms hereof. Manager shall, to the extent reasonably required in writing by Owner, cause all persons who are authorized signatories or who in any way handle funds for the Property to be bonded, at Manager's expense, in an amount reasonably designated by Owner.

     5.4 SECURITY DEPOSITS. All security deposits of tenants of the Property shall be maintained under the joint control of Owner and Manager in such manner as Owner shall approve and as required by the applicable state law.

                             ARTICLE 6: ACCOUNTING
                             ---------------------

     6.1 BOOKS AND RECORDS. Manager shall maintain a comprehensive system of office records, books, computer files and data and accounts pertaining to the Property, which system, records, books, computer files and data and accounts shall be available for examination, copying and audit by Owner and its agents, accountants and attorneys during regular business hours. The Owner shall establish guidelines and procedures for such books and records and Manager shall maintain such records in accordance with such guidelines and procedures at the on-site Property management office or at Manager's central office. Manager shall preserve all records, books, computer files and data and accounts for a period of three years during the term hereof and at the end of such period shall deliver or make available to Owner such records, books, computer files and data and accounts. All such records, books and computer files and data shall be the property of Owner. Without limiting the generality of this Section, Manager shall provide reports to Owner as set forth on Exhibit F hereto.

     6.2 PERIODIC STATEMENTS: AUDITS.

          (a) PERIODIC STATEMENTS. Manager shall timely prepare and deliver to Owner such monthly, quarterly and/or annual leasing and management reports and accounting information as and in the manner reasonably required pursuant to Owner's standard reporting requirements, as may be amended from time to time.

          (b) AUDIT. In the event that Owner requires an audit, the audit shall be at Owner's expense and the Manager shall cooperate with the auditors.

     6.3 RETURN OF COMPUTER HARDWARE AND SOFTWARE. Immediately following the termination of this Agreement by either Owner or Manager, Manager shall return and/or deliver to Owner, in good condition and working order, all hardware, software, documentation, backup tapes, signature cartridges and all other computer hardware and software purchased or otherwise provided by Owner to Manager for Manager's use during the term of this Agreement. Promptly upon Owner's request following the termination of this Agreement, Manager shall deliver to Owner hard copy outputs of information on its computer systems that relate to the Property, but Manager shall not be required to provide any computer hardware or software.

                              ARTICLE 7: INSURANCE
                              --------------------

     7.1 INSURANCE BY OWNER. Owner, at its expense, will obtain and keep in force any insurance required by any lender with a security interest in the Property as well as adequate insurance against physical damage (e.g., fire and extended coverage endorsement, boiler, and machinery) and against liability for loss, damage, or injury to property or persons which might arise out of the occupancy, management, operating, or maintenance of the Property. Manager shall be named as a named insured on all liability insurance policies obtained by Owner. Owner hereby waives, and shall cause its insurer to waive, all rights to subrogation with respect to losses payable under such policies.

     7.2 INSURANCE BY MANAGER. Manager shall obtain the worker's compensation insurance and fidelity bonds reasonably required by Owner pursuant to the terms hereof, such worker's compensation insurance to be at Owner's expense as provided in SECTION 2.4 hereof and such fidelity bonds to be at Manager's expense as provided in SECTION 2.4 hereof and SECTION 5.3 hereof. In addition, Manager shall, at its expense which is not reimbursable, obtain and keep in force, commercial general liability and automobile liability insurance relating to its activities and those of its employees and agents with respect to the performance of its obligations under this Agreement. Such insurance shall be with companies and in an amount reasonably acceptable to Owner. Owner shall be named as a named insured on such commercial general liability policy. Manager hereby waives, and shall cause its insurer to waive, all rights to subrogation with respect to losses payable under such policies.

     7.3 LOSS OR DESTRUCTION. Manager agrees (a) to notify Owner and the insurance carrier promptly after Manager receives notice of any loss, damage or injury to the Property and (b) to take no action (such as admission of liability) which might bar Owner from obtaining any protection afforded by any policy Owner may hold. Manager shall aide and cooperate with Owner in every reasonable way with respect to such insurance or any loss thereunder. Manager is authorized to settle on Owner's behalf any and all property damage claims not in excess of $250,000, which includes authority for the execution of proof of loss, the adjustment of losses, signing of receipts and the collection of money. If the claim is greater than $250,000, Manager shall act only with the prior written approval of Owner. Any money collected by Manager under this SECTION shall be deposited in the Operating Account.

                           ARTICLE 8: INDEMNIFICATION
                           --------------------------

     8. 1 GENERAL.

          (a) OWNER INDEMNIFICATION. Owner agrees to indemnify, defend and hold Manager and its partners, officers, employees and agents harmless from any and all claims, judgments, damages, penalties, fines, costs, expenses, liabilities (including sums paid in settlement of claims) or losses, direct or indirect, known or unknown, including without limitation, reasonable attorneys', consultants' and experts' fees and expenses (collectively, "LOSSES"), suffered, paid or incurred by Manager (i) in connection with the performance of its obligations under this Agreement (other than those arising out of Manager's gross negligence or willful misconduct), (ii) the matters subject to indemnification as described in SECTION 2.7(a) of this Agreement, (iii) in connection with action taken by Manager at the request of Owner or (iv) by reason of Owner's failure or refusal to comply with or abide by any rule, order, determination, ordinance or law of any federal, state or municipal authority; excluding, however, in each instance, those

     Losses arising out of Manager's gross negligence or willful misconduct. The provisions of this paragraph shall survive the termination of this Agreement.

          (b) MANAGER INDEMNIFICATION. Manager hereby agrees to indemnify, defend and hold Owner and its partners, officers, employees and agents harmless from any and all Losses arising out of or in any way connected with any act or omissions of Manager or its employees or agents, which constitute gross negligence or willful misconduct and that are not taken or omitted at the direction of Owner; excluding, however, in each instance, those Losses arising out of Owner's gross negligence or willful misconduct. The provisions of this paragraph shall survive the termination of this Agreement.

     8.2 ENVIRONMENTAL INDEMNIFICATION. Owner agrees to indemnify, defend and hold Manager and its partners, officers, employees and agents harmless from any Losses which are incurred by Manager or arise against Manager during or after the term of this Agreement from or in any way connected with the presence or suspected presence of Hazardous Substances (as defined below) existing or present on, under or about the Property, unless the Hazardous Substances are present solely as a result of the gross negligence or willful misconduct of Manager, its officers, employees, or agents. For purposes of this section, "HAZARDOUS SUBSTANCES" shall mean any hazardous, toxic, radioactive, infectious or carcinogenic substances, material, gas or waste which is or becomes listed or regulated by any federal, state or local law or governmental authority or agency, including, without limitation, petroleum and petroleum products, PCBs, asbestos, and all substances defined as hazardous materials, hazardous wastes, hazardous substances or extremely hazardous waste under any federal, state or local law or regulation.

                      ARTICLE 9: MISCELLANEOUS PROVISIONS
                      -----------------------------------

     9.1 NOTICES. All notices, waivers, demands, requests, or other communications required or permitted hereunder shall be in writing and be deemed to have been properly given, served and received (i) if delivered by messenger, when delivered, (ii) if mailed, three (3) business days after deposit in the United States mail, certified or registered, postage prepaid, return receipt requested, (iii) if telecopied, upon mechanical confirmation of completed transmission, or (iv) if delivered by reputable overnight express courier, freight prepaid, the next business day after delivery to such courier; in every case addressed to the party to be notified as follows:

   To Manager:           First Union Management, Inc.
                         55 Public Square
                         Suite 1900
                         Cleveland, Ohio 44113
                         Attention: Paul F. Levin
                                        General Counsel
                         Telephone: (216) 781-4030
                         Facsimile: (216) 781-7364

                                   and

                         First Union Management, Inc.
                         55 Public Square
                         Suite 1900
                         Cleveland, Ohio 44113
                         Attention: John J. Dee
                                        Chief Accounting Officer
                         Telephone: (216) 781-4030
                         Facsimile: (216) 781-7467

   To Owner:             Southwest Shopping Center Co. II, L.L.C.
                         55 Public Square
                         Suite 1900
                         Cleveland, Ohio 44113
                         Attention: Paul F. Levin
                                        General Counsel
                         Telephone: (216) 781-4030
                         Facsimile: (216) 781-7364

   with a copy to:       Mayer, Brown & Platt
                         190 South LaSalle Street
                         Chicago, Illinois 60603
                         Attention: Robert E. Gordon, Esq.
                         Telephone: (312) 782-0600
                         Facsimile: (312) 701-7711

or to such other address(es) or addressee(s) as any party entitled to receive notice hereunder shall designate to the others in the manner provided herein for the service of notices. Rejection or refusal to accept or inability to deliver because of changed address or because no notice of changed address was given, shall be deemed receipt.

     9.2 SUBORDINATION. (a) Owner and Manager agree that this Agreement is subordinate to any mortgages or trust deeds held by or for any bank, insurance company or other lending institution that may now or hereafter be placed upon the Property. The preceding sentence shall not be interpreted to enlarge the duties of Manager hereunder or to diminish the rights of Manager hereunder, the sole purpose of the preceding sentence being to indicate the agreement of Owner and Manager that a foreclosure of any such mortgage or trust deed shall terminate this Agreement in accordance with the provisions of SECTION 1.5 hereof (but shall not release the then accrued obligations of the parties hereunder or those obligations of the parties hereunder that survive the termination of this Agreement).

     (b) Manager agrees that the terms of this Agreement are subject to any contrary terms set forth in any written agreement between Manager and the holder of such lien.

     9.3 SEVERABILITY. If any term, covenant or condition of this Agreement or the application thereof to any person or circumstance shall, to any extent, be held to be invalid or unenforceable, the remainder of this Agreement, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, covenant or condition of this Agreement shall be valid and shall be enforced to the fullest extent permitted by law.

     9.4 NO JOINT VENTURE OR PARTNERSHIP. Owner and Manager hereby renounce the existence of any joint venture or partnership between them and agree that nothing contained herein or in any document executed in connection herewith shall be construed as making Manager and Owner joint venturers or partners.

     9.5 MODIFICATION. TERMINATION. This Agreement may be amended or modified only by a written instrument executed by Manager and Owner.

     9.6 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject maker hereof.

     9.7 ARTICLE AND SECTION HEADINGS. Article and Section headings contained in this Agreement are for reference only and shall not be deemed to have any substantive effect or to limit or define the provisions contained herein.

     9.8 SUCCESSORS AND ASSIGNS. This Agreement shall be binding on the parties hereto, and their successors and permitted assigns. Manager may not assign or otherwise transfer its interest hereunder without the prior written consent of Owner, which consent may be withheld in Owner's sole discretion. This Agreement is freely assignable by Owner.

     9.9 GOVERNING LAW. This Agreement shall be construed in accordance with the internal laws of the state in which the Property is located.

     9.10 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

     9.11 ATTORNEY'S FEES. In the event of any controversy, claim or action being filed between the parties respecting this Agreement or in connection with the Property the prevailing party shall be entitled to recover reasonable attorney's fees, costs and expenses, whether or not such controversy was litigated or prosecuted to judgment.

     9.12 MANAGER'S OFFICE. Owner shall provide a reasonable and appropriate space within the Property, rent free, to serve as Manager's on-site office. Owner shall fully furnish and equip the same and shall pay all direct costs of operating said on-site office, including utilities, telephone and office supplies. Manager's right to occupy such space shall be pursuant to a license granted under this Agreement and shall terminate simultaneously with the termination of this Agreement. Manager shall use such office only for the performance by Manager of its duties and responsibilities hereunder.

     9.13 CONFIDENTIALITY. Except for information generally available to the public from sources other than the Manager, Manager shall not disclose to third parties unaffiliated with itself or the members of Owner any proprietary information concerning the Property, including without limitation, information concerning Property income and expenses. Notwithstanding the restrictions of the immediately preceding sentence, Manager may disclose proprietary information concerning the Property to its employees, agents, attorneys, accountants and other consultants, or as required by legal, administrative or regulatory requirements.

    IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the date first above written.

                              SOUTHWEST SHOPPING CENTERS CO. II,
                              L.L.C., a Delaware limited liability company

                              By: First SW II, L.L.C., a Delaware limited
                                  liability company, its manager

                                  By: First Southwest II, Inc., a Delaware
                                      corporation, its manager

                                      By:
                                         ---------------------------------
                                         Steven M. Edelman
                                         Vice President


                              MANAGER:
                              FIRST UNION MANAGEMENT, INC.,
                              a Delaware corporation

                              By:
                                 -----------------------------------------
                                 Name: Joseph W. Kearney
                                      ------------------------------------
                                 Title: ASST. VICE PRESIDENT,
                                       -----------------------------------
                                        RETAIL OPERATIONS
                                       -----------------------------------